April 3, 2012 05:59 UTC

Rock Energy Resources Announces Team of Geo-Technical Mining Advisors for Development

of Red Arrow Mine and Adjacent Area

HOUSTON--(BUSINESS WIRE)-- Rock Energy Resources, Inc. (OTCQB: RCKE.PK-News) announced today that it has completed the aggregation of its technical advisory team to assist the Company in its definitive implementation of both the further build-out of its existing Red Arrow mine and the validation of potential reserves in the adjacent areas. The assembly of this Team has been concurrent with its recently completed areal magnetic survey of the Red Arrow mining area. The team, whose summarized resumes follow, are now profiled in more depth on the Company’s website.

David Gonzalez, PHd: Dr. Gonzalez holds a Bachelor of Science; Master of Science and Doctorate in Geology and Geochemistry. Over the past fourteen years, Dr. Gonzalez has built his reputation through a predominant focus on the mining resources of Colorado. He has consulted for numerous privately held mining concerns including Chevron Resources as well as the Colorado State Geological Survey and the United Sates Geological Survey. Dr. Gonzalez has authored or co-authored over 40 articles in his sphere of studies, again primarily focused on the minerals resources of Colorado. He is a member of the Society of Exploration Geophycists; the American Geophysical Union; the Geological Association of America; and numerous other Professional Associations.

Stephen Fearn, Professional Engineering Services: Mr. Fearn has over 30 years of domestic and international experience in business management, project planning, engineering and management, environmental remediation, engineering design, construction and operations and maintenance of facilities associated with mining and other major industrial plants. During the six year development of the Freeport McMoran development of its Irian laya, Indonesia gold and copper mine in Indonesia, Mr. Fearn oversaw the technical services in the development of this world class resource. Mr. Fearn holds a double major in Mechanical Engineering and Business Administration from the University of Colorado.

Frank P Fritz, Mineral Exploration Geophysics: 47 years experience in Mineral Exploration Geophysics. Extensive field applications on six continents and 27 countries for most metals from Antimony to Zinc with emphasis on base metals and Gold. Supervision of data collection and interpretation of Helicopter ElectroMagnetics, Time Domain EM, IP, Complex Resistivity, Resistivity, CSMT, Airborne and Ground Magnetics, and Gravity. Additional experience in MagnetoTellurics and mineral applications for refraction and reflection seismics. Computer applications in data handling, interpretation, and modeling.

Thomas Hedlund, Registered Professional Engineer: Mr. Hedlund brings a 40+ year career experience in mining engineering to our Company. Mr. Hedlund is a graduate of the Colorado School of Mines and has previous work experience with other mining companies including: Newmont Exploration; Edgemont Mining; Idorado Mining; Teledyne Tungsten; and United Nuclear.

Rollin Lunders, Geophysical Consultant: Mr. Lunders brings an additional thirty years of experience to our technical team including prior work experience at Anaconda Copper company and FMC Corporation. Mr. Lunders has assisted red Arrow in the sampling, mapping and mining claim assessment process. He holds a B.S. degree in Geology and has completed studies with the U.S. Army Corp of Engineers training programs.

Commenting on the assembly of the company’s advisors, Rocky Emery, Chairman and CEO of Rock Energy Resources stated, “Since acquiring our interest in the Red Arrow mine and adjacent areas, we have worked diligently to develop a highly skilled and experienced group of geo-technical advisors who have the backgrounds and type of experience that can help us maximize the value of our Red Arrow property. Craig Liukko has again out done himself in hand picking this team of exceptionally talented advisors."

Cautionary Statements

CAUTIONARY STATEMENT REGARDING FUTURE RESULTS AND FORWARD-LOOKING STATEMENTS: This Web site and press release contains information, including statements as to the Company’s future financial or operating performance, that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are intended to be covered by the safe harbor created by such sections and other applicable laws. All statements, other than statements of historical fact, are forward-looking statements. The words "believe", "expect", "anticipate", "contemplate", "target", "plan", "intends", "continue", "budget", "estimate", "may", "will", "schedule" and similar expressions identify forward-looking statements. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties and contingencies. Known and unknown factors could cause actual results to differ materially from those projected in the forward-looking statements. Such forward-looking statements include, without limitation: (i) estimates of future mineral production, results and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration potential, asset potential, potential resource expansion and targeted production; (v) estimates and expectations regarding reserves, nonreserve mineralization and potential ounces; (vi) statements regarding fluctuations in capital and currency markets; (vii) statements regarding potential cost savings, productivity, operating performance, and cost structure; (viii) expectations regarding the development, growth, mine life, production and costs applicable to sales and exploration potential of the Company's projects; and (ix) expectations regarding the impacts of operating technical or geotechnical issues in connection with the Company's projects or operations. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the Company's projects being consistent with current expectations and mine plans; (iii) certain price assumptions for gold, copper and oil; (iv) certain effective tax rate assumptions (v) prices for key supplies being approximately consistent with current levels; and (vi) the accuracy of our current mineral reserve and mineral resource estimates. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the jurisdiction in which we operate, changes in governmental regulation, including taxation, environmental, permitting and other regulations, and judicial outcomes The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of publication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

Contacts

Rock Energy Resources, Inc.

Managing Member American Patriot Gold

Rocky V Emery, 832-301-5968

Cell: 832-691-7991

Chairman & CEO

Remery@americanpatriotgold.com

http://cts.businesswire.com/ct/CT?id=smartlink&url=http%3A%2F%2FWww.americanpatriotgold.com%2F&esheet=50227180&lan=en-US&anchor=www.americanpatriotgold.com&index=1&md5=4509d6b6bd8f25f0b8150d7bdff9abf7

Source: Rock Energy Resources, Inc.